Exhibit 99.1

Deloitte & Touche LLP
Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA
Tel: +1 212 937 8200
Fax: +1 212 937 8298 www.deloitte.com

Foursight Capital, LLC 265 East 100 South, Suite 300 Salt Lake City, Utah 84111

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Foursight Capital Automobile Receivables Trust 2022-1, Automobile Receivables Backed Notes. Foursight Capital, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information related to the Statistical Data File. Additionally, J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On December 20, 2021, representatives of the Company provided us with a computer-generated automobile receivable data file and related record layout containing data, as represented to us by the Company, as of the close of business December 17, 2021, with respect to 8,968 automobile receivables (the “Statistical Data File”).

At the Company’s instruction, we randomly selected 100 automobile receivables (the “Sample Receivables”) from the Statistical Data File and performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.  Account number (for informational purposes only)

2.  Vehicle identification number (“VIN”)

3.  Contract purchase date

4.  Original amount financed

5.  Original term to maturity

6.  Obligor state

7.  Obligor zip code

8.  Vehicle make

9.  Vehicle model year

10.  Vehicle type (new/used)

11.  Remaining principal balance

12.  Remaining term to maturity

13.  Current monthly P&I payment

14.  Current annual percentage rate

15.  Original monthly P&I payment

16.  Original annual percentage rate

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 10. to the corresponding information set forth on or derived from the Retail Installment Sales Contract (the “Contract”).

We compared Characteristics 2. through 5. and Characteristics 8. through 14. to the corresponding information set forth on the Company’s loan servicing system (the “Servicing System”).

We compared Characteristics 15. and 16. to the corresponding information set forth on the Contract or the “Cure Letter.”

Further, we compared Characteristic 2. to the corresponding information set forth on the Title Certificate, Application for Title or Guarantee of Title, Lien and Title Information, Notice of Lien, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Electronic Verification of Title, Vehicle Dealer Temporary Permit, Dealer Rebuilder or Lessor’s Report of Sale or Lease, Department of Financing & Administration Direct Lien Filling or other related correspondence (collectively, the “Title Certificate”).

For purposes of our procedures and at your instruction:

•

with respect to our comparison of Characteristic 6., for the Sample Receivables indicated in Appendix A, we observed a difference with respect to the obligor state as set forth on the Statistical Data File when compared to the obligor state as set forth on the Contract. For these Sample Receivables, we were instructed to perform an additional procedure and compare the obligor state as set forth on the Statistical Data File to the obligor state as set forth on the Servicing System;

•

with respect to our comparison of Characteristic 7., for the Sample Receivable indicated in Appendix B, we were unable to ascertain the obligor zip code from the Contract provided. For this Sample Receivables, we were instructed to perform an additional procedure and compare the obligor zip code as set forth on the Statistical Data File to the obligor zip code as set forth on the Servicing System; and

•

with respect to our comparison of Characteristic 7., for the Sample Receivable indicated in Appendix C, we observed a difference with respect to the obligor zip code as set forth on the Statistical Data File when compared to the obligor zip code as set forth on the Contract. For this Sample Receivable, we were instructed to perform an additional procedure and compare the obligor zip code as set forth on the Statistical Data File to the obligor zip code as set forth on the Servicing System; and

•

with respect to our comparison of Characteristic 10., for the Sample Receivables that did not indicate a vehicle type on the Contract, we were instructed to ascertain the vehicle type based on the odometer reading stated on the Contract. We were further instructed that if an odometer reading observed on the Contract, was (i) greater than or equal to 5,000 miles, the vehicle type would be “Used” or (ii) less than 5,000 miles, the vehicle type would be “New.”

In addition to the procedures described above, for each of the Sample Receivables, we looked for the existence of the following

•	a signed Contract (as defined above);

•	a Title Certificate (as defined above);

•	the security interest of the Company is indicated on the Title Certificate; and

•	a signed Credit Application or an Application for Financing (collectively, the “Application”).

The automobile receivable documents described above, including any information obtained from the Servicing System, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Receivable Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables or underlying documentation underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the

Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

January 5, 2022

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 5, 2022.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 6. for the following Sample Receivables:

785401
813525

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 5, 2022

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 7. for the following Sample Receivable:

3734215

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated January 5, 2022

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 7. for the following Sample Receivable:

687328

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.